                                                                EXHIBIT (25)(a)


                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                        -----------------------


                                FORM T-1

                STATEMENT OF ELIGIBILITY UNDER THE TRUST
                 INDENTURE ACT OF 1939 OF A CORPORATION
                      DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
           TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                        -----------------------

                          THE BANK OF NEW YORK
          (Exact name of trustee as specified in its charter)


           New York                                      13-5160382
(Jurisdiction of incorporation                        (I.R.S. employer
 if not a U.S. national bank)                         identification no.)

   48 Wall Street, New York, New York                       10286
(Address of principal executive offices)                  (Zip Code)


                     CENTRAL HUDSON & ELECTRIC CORPORATION
              (Exact name of obligor as specified in its charter)


           New York                                            14-0555980
 (State or other jurisdiction of                            (I.R.S. employer
 incorporation or organization)                            identification no.)

           284 South Avenue
            Poughkeepsie, NY                                       12601
(Address of principal executive offices)                        (Zip Code)


                           -------------------------

                             First Mortgage Bonds*
                      (Title of the indenture securities)
  *Specific title(s) to be determined in connection with the sale(s) of First
                                Mortgage Bonds

                                    GENERAL

ITEM 1. General Information.

            Furnish the following information as to the Trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

       Superintendent of Banks of the State of              2 Rector Street, New York, N.Y. 10006,
       New York                                             and Albany, N.Y. 12203
       Federal Reserve Bank of New York                     33 Liberty Plaza, New York, N.Y. 10045
       Federal Deposit Insurance Corporation                Washington, D.C. 20549
       New York Clearing House Association                  New York, N.Y.

        (b) Whether it is authorized to exercise corporate trust powers:

            Yes.

ITEM 2. Affiliations with Obligor

           If the obligor is an affiliate of the trustee, describe each such affiliation.

           None. (See Note on page 2.)

                         -----------------------------

ITEM 16. List of Exhibits:

           Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

   1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

   4. - A copy of the existing By-laws of the Trustee. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

   6. - The consent of the Trustee required by Section 321(b) of the Act. (See Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)

   7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (See Exhibit 7 to Form T-1, Registration Statement No. 33-55379.)

                                      NOTE
                                      ----

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                           --------------------------

                                   SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of November, 1994.


                                             The Bank of New York


                                             By: Robert F. McIntyre
                                                 -------------------
                                                 Robert F. McIntyre
                                                 Assistant Vice President
                                   2